UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio  43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington,

DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CCA AGGRESSIVE RETURN FUND

Institutional Class Shares (RSKIX)

 ANNUAL REPORT

NOVEMBER 30, 2019

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at 1-800-595-4866, or submit a signed letter of instruction requesting paperless reports to CCA AGGRESSIVE RETURN FUND, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports calling the Fund at 1-800-595-4866, or by submitting a signed letter of instruction requesting paper reports to CCA AGGRESSIVE RETURN FUND, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies.  Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

                                                              Series Trust

CCA AGGRESSIVE  RETURN FUND

LETTER TO THE SHAREHOLDERS

NOVEMBER 30, 2019 (UNAUDITED)

Adam Checchi

Dear Shareholder,

We are pleased to provide the 2019 annual report on the CCA Aggressive Return Fund (the “Fund”).  This report includes a summary of the twelve months of operations ended November 30, 2019 for the Fund.  In addition to this report, information on the Fund can be found on our website at www.ccafunds.com.

As we have previously stated, we created the CCA Aggressive Return Fund with one primary goal: seeking to grow our investors’ hard-earned money!  We feel the best strategy to pursue in seeking to grow our investors’ savings is to invest in civilization - what we refer to as “owning the world.”  We define “owning the world” as an investment strategy that tracks the world’s capital markets.  Presently there are approximately $116 trillion of publicly traded assets, comprised of approximately 8,000 stocks and 21,000 bonds across 54 countries and 24 industries.  We believe that owning the world’s stocks and bonds is a dependable long-term investment strategy because:

•

Global assets should grow with population and productivity,

•

Risk is diversified across the world’s companies and governments; not tied to active security selection (i.e., trying to pick the winners and losers), and

•

We believe the world will be always be worth more in the future than it is today as our civilization continues to progress

The Fund’s adviser, Checchi Capital Advisers, LLC (“CCA”), uses technology to assess over 85 different fundamental and behavioral characteristics to determine the appropriate investment risk category for each security.1  The Fund captures the performance of the Aggressive category, the top 10% of highest risk/return securities around the world, by market value.

We encourage you to read through this annual report and the Fund’s prospectus and fact sheets and determine if an investment in the CCA Aggressive Fund is right for you.

Sincerely,

Adam Checchi

1 For a more detailed explanation of CCA’s risk scoring process, please see the “Principal Investment Strategies” section of the Fund’s prospectus.

CCA AGGRESSIVE  RETURN FUND

LETTER TO THE SHAREHOLDERS (CONTINUED)

NOVEMBER 30, 2019 (UNAUDITED)

Management’s Discussion of Performance

Global securities markets performed well in 2019 with both the MSCI ACWI Global Equity Index and the Barclays Global Aggregate Bond Index producing positive results.  The CCA Aggressive Return Fund Institutional Class returned 6.92% for the twelve months ended November 30, 2019, compared to 14.34% for the MSCI All Country World Index and 8.37% for the Barclays Global Aggregate Bond Index for the same period. The CCA Aggressive Return Fund Institutional Class has returned 4.45% on an annualized basis since inception on December 26, 2012.

The Fund attempts to capture the performance of the 10% of the world’s assets that provide the highest risk/return, as determined by the Fund’s adviser, CCA.  To determine which securities have the highest risk/return, CCA periodically scores and ranks the world’s assets and modifies the Fund’s holdings accordingly.  As a result, it is difficult to provide an accurate “static” benchmark for the Fund.  Previously, CCA used a blended benchmark of 100% global equity indices to track the performance of the Fund.  However, due to historical Fund asset allocations including substantial amounts of both equity and fixed income securities since inception, CCA determined a change was necessary in its blended benchmark methodology.   Therefore, the revised blended benchmark consists of 50% Barclays Global Aggregate Bond Index, 18% MSCI USA Investable Market Index, 20% MSCI EAFE Investable Market Index, and 12% MSCI Emerging Markets Investable Market Index.  As of November 30, 2019, the Fund holdings consisted of approximately 100% equities and no fixed income securities.2

The Fund underperformed its revised blended benchmark by 3.6% for the twelve months ended November 30, 2019.  The underperformance was driven primarily by a lack of direction in higher risk return assets. Part of our strategy relies on taking advantage of momentum in capital markets and consequently during periods of weak direction we tend to underperform. Like last year, this has been a period of weak direction as we saw stocks produce negative performance in December of 2018, before rebounding in the beginning of 2019 and then declining substantially in March of 2019 only to rebound again.  The Fund incurred annual operating expenses of 0.90%, which is the contractually agreed limit on annual fund expenses charged to the Fund.  The 0.90% annual operating expense does not include other fees associated with the Fund, including acquired fund fees and expenses, interest expenses, and other brokerage and trading costs.  Please refer to the Fund’s prospectus for more information.3

CCA expects that the Fund’s performance relative to its revised blended benchmark will deviate from year to year, which the Fund experienced in 2019.  As a result, it is difficult to provide a “static” benchmark that consistently approximates the performance of the Fund.  Changes were made to the blended benchmark in 2016, as noted above, to provide the investor with the most accurate performance benchmark possible.  CCA will continue to revisit the Fund’s blended benchmark and the underlying index proportions and adjust accordingly.

2 Asset class allocation excludes cash holdings.

3 CCA has contractually agreed to reduce its fees and to reimburse expenses, at least through April 1, 2020, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) will not exceed 0.90% of the average daily net assets attributable to the Institutional Class.

CCA AGGRESSIVE  RETURN FUND

PERFORMANCE ILLUSTRATION

NOVEMBER 30, 2019 (UNAUDITED)

 ANNUALIZED TOTAL RETURNS

FOR THE PERIODS ENDED NOVEMBER 30, 2019

FUND/INDEX	ONE YEAR	FIVE YEAR	SINCE INCEPTION	VALUE
CCA Aggressive Return Fund – Institutional Class	6.92%	2.21%	4.45%	$135,193
MSCI USA IMI Index (a)	15.62%	10.70%	14.22%	$251,213
MSCI EAFE IMI Index (b)	12.97%	5.24%	6.83%	$158,009
MSCI Emerging Markets IMI Index (c)	7.17%	3.21%	2.60%	$119,438
MSCI All Country World Index (d)	14.34%	7.85%	9.96%	$193,020
Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD (e)	8.37%	2.04%	1.27%	$109,160
Blended Benchmark (f)	10.52%	4.33%	4.73%	$137,731

CCA Aggressive Return Fund - Institutional Class
MSCI USA IMI Index
MSCI EAFE IMI Index
MSCI Emerging Markets IMI Index
Blended Benchmark
MSCI All Country World Index
Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD
260,000
250,000
240,000
230,000
220,000
210,000
200,000
190,000
180,000
170,000
160,000
150,000
140,000
130,000
120,000
110,000
100,000
90,000
80,000
70,000
Dec-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15
Nov-15
Feb-16
May-16
Aug-16
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18
Nov-18
Feb-19
May-19
Aug-19
Nov-19

Since inception returns assumes inception date of December 26, 2012 for the Institutional Class shares.

This chart assumes an initial investment of $100,000 made on the closing of December 26, 2012. Total return is based on the net change in Net Asset Value (“NAV”) and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain updated performance data call the Fund toll-free at 1-800-595-4866.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

(a) MSCI USA IMI Index – A proxy for the Total U.S. Equity Market, the MSCI USA Investable Market Index is designed to measure the performance of the large, mid and small cap segments of the U.S. market. Investors cannot invest directly in an index.

(b) MSCI EAFE IMI Index – A proxy for the Total Developed Equity Market excluding North America, the MSCI EAFE Investable Market Index is designed to measure the performance of the large, mid and small cap segments of the developed markets, excluding North America. Investors cannot invest directly in an index.

(c) MSCI Emerging Markets IMI Index – A proxy for the Total Emerging Equity Market, the MSCI Emerging Markets Investable Market Index is designed to measure the performance of the large, mid and small cap segments of the emerging markets. Investors cannot invest directly in an index.

(d) MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

(e) Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD – A proxy for the Total Global Investment Grade Bond Market, the Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD is designed to measure the performance of the global investment grade bond markets. Investors cannot invest directly in an index.

(f) The blended benchmark consists of 50% Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD, 18% MSCI USA Investable Market Index, 20% MSCI EAFE Investable Market Index, and 12% MSCI Emerging Markets Investable Market Index. Investors cannot invest directly in an index.

The Fund's total annual operating expenses before fee waivers, per the March 29, 2019 prospectus, is 1.45% for the Institutional Class. After fee waivers, the Fund's total annual operating expenses are 0.99% for the Institutional Class.

CCA AGGRESSIVE  RETURN FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type or industry sector of the underlying securities as of November 30, 2019, represented as a percentage of the portfolio of investments.  Below categories are from Bloomberg®.

Utilities
1.66%
Communications
11.72%
Consumer Discretionary
16.36%
Consumer Staples
4.53%
Energy
1.15%
Exchange Traded Funds
17.97%
Financials
9.66%
Health Care
8.36%
Industrials
5.83%
Materials 2.56%
Money Market Fund
1.01%
Real Estate Investment
Trusts 2.75%
Technology
16.44%

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2019

Shares		Value

COMMON STOCKS - 78.25%

Accident & Health Insurance - 0.16%
445	Principal Financial Group, Inc.	$ 24,520
139	Willis Towers Watson PLC (United Kingdom)	27,305
		51,825
Advertising & Marketing - 0.24%
600	Cyber Agent, Inc. (Japan)	20,718
1,500	GMO Internet, Inc. (Japan)	31,666
1,600	Hakuhodo DY Holdings, Inc. (Japan)	25,856
		78,240
Aerospace & Defense - 2.06%
634	The Boeing Co.	232,158
829	Honeywell International, Inc.	148,018
328	Lockheed Martin Corp.	128,258
198	Northrop Grumman Corp.	69,650
315	Raytheon Co.	68,487
504	Textron, Inc.	23,305
		669,876
Agricultural Producers - 0.08%
1,049	Mowi ASA (Norway)	26,005

Agriculture Chemicals - 0.07%
497	CF Industries Holdings, Inc.	22,966

Air Freight & Logistics - 0.44%
294	FedEx Corp.	47,055
802	United Parcel Service, Inc. Class B	96,023
		143,078
Air Transportation, Scheduled - 0.43%
382	Alaska Air Group, Inc.	26,362
868	American Airlines Group, Inc.	24,946
700	ANA Holdings, Inc. (Japan)	23,832
619	Southwest Airlines Co.	35,679
294	United Continental Holdings, Inc. *	27,283
		138,102
Aircraft and Parts - 0.00%
149,810	Rolls-Royce Holdings PLC (United Kingdom)	584

Apparel, Footwear & Acc Design - 0.07%
300	Goldwin, Inc. (Japan)	21,677

Application Software - 0.13%
300	Bandai Namco Holdings, Inc. (Japan)	18,189
400	TIS, Inc. (Japan)	23,751
		41,940

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Auto Components - 0.12%
1,966	Bridgestone Corp. ADR	$ 39,320

Autobuilders - 0.08%
1,200	The Yokohama Rubber Co. Ltd. (Japan)	24,719

Automotive Retailers - 0.17%
1,000	Jardine Matheson Holdings Ltd. (Hong Kong)	56,220

Banks - 1.41%
267	Capitec Bank Holdings Ltd. (South Africa)	25,827
270	First Republic Bank	29,673
5,900	Japan Post Bank Co. Ltd. (Japan)	57,130
2,218	Mediobanca Banca di Credito Finanziario SpA (Italy)	24,797
33,200	Mizuho Financial Group, Inc. (Japan)	51,315
571	Oversea-Chinese Banking Corp. Ltd. (Singapore)	26,871
3,585	Oversea-Chinese Banking Corp., Ltd. (Singapore)	28,250
1,383	PT Bank Central Asia Tbk ADR	78,720
5,900	Resona Holdings, Inc. (Japan)	25,013
7,600	Sberbank of Russia PJSC ADR	110,960
		458,556
Base Metals - 0.07%
800	Sumitomo Metal Mining Co. Ltd. (Japan)	24,233

Basic and Diversified Chemicals - 0.39%
36	Air Liquide SA (France)	4,893
1,300	Air Water, Inc. (Japan)	20,877
2,300	Asahi Kasei Corp. (Japan)	25,832
1,900	Mitsubishi Gas Chemical Co., Inc. (Japan)	29,714
800	Showa Denko KK (Japan)	21,361
5,300	Sumitomo Chemical Co. Ltd. (Japan)	23,917
		126,594
Beverages - 1.26%
600	Asahi Group Holdings Ltd. (Japan)	28,863
192	Constellation Brands, Inc. Class A	35,724
500	Ito En Ltd. (Japan)	24,939
1,073	Kirin Holdings Co. Ltd. ADR	24,057
1,617	PepsiCo, Inc.	219,637
39,300	Thai Beverage PCL (Thailand)	25,576
16,000	Tingyi Cayman Islands Holding Corp. (China)	26,041
400	Yakult Honsha Co. Ltd. (Japan)	23,459
		408,296
Biological Products (No Diagnostic Substances) - 0.49%
209	Biogen, Inc. *	62,660
1,448	Gilead Sciences, Inc.	97,364
		160,024

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Bottled & Canned Soft Drinks Carbonated Waters - 0.11%
624	Monster Beverage Corp. *	$ 37,328

Building Products - 0.13%
300	Daikin Industries Ltd. (Japan)	43,149

Building Sub Contractors - 0.07%
1,600	Kinden Corp. (Japan)	23,883

Cable & Other Pay Television Services - 0.44%
253	Charter Communications, Inc. Class A *	118,913
939	Viacom, Inc. Class B	22,602
		141,515
Canned, Frozen & Preserved Fruit, Veg & Food Specialties - 0.05%
300	Shionogi & Co. Ltd. (Japan)	17,643

Capital Markets - 0.08%
5,400	Daiwa Securities Group, Inc. (Japan)	27,378

Casinos & Gaming - 0.08%
1,700	Sega Sammy Holdings, Inc. (Japan)	24,521

Cement and Aggregates - 0.08%
900	Taiheiyo Cement Corp. (Japan)	26,021

Chemical Distribution - 0.08%
8,100	Sojitz Corp. (Japan)	25,454

Chemicals - 0.18%
2,150	Shin-Etsu Chemical Co. Ltd. ADR	58,029

Cigarettes - 0.33%
2,154	Altria Group, Inc.	107,054

Cogeneration Services & Small Power Producers - 0.10%
1,649	AES Corp.	31,183

Commercial Banks - 0.64%
1,100	Banco Santander Chile ADR	23,760
127	Credicorp Ltd. (Peru)	26,821
17,665	Mitsubishi UFJ Financial Group, Inc. ADR	93,801
8,802	Sumitomo Mitsui Financial Group, Inc. ADR	64,343
		208,725
Commercial Services & Supplies - 0.13%
1,000	Park24 Co. Ltd. (Japan)	24,162
200	Secom Co. Ltd. (Japan)	17,004
		41,166
Computer Storage Devices - 0.07%
440	Western Digital Corp.	22,145

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Construction, Mining & Materials Handling Machinery & Equipment - 0.09%
263	Dover Corp.	$ 29,319

Consumer Finance - 0.08%
6,600	Acom Co. Ltd. (Japan)	27,372

Converted Paper & Paperboard Prods (No Containers/Boxes) - 0.17%
399	Kimberly-Clark Corp.	54,400

Crude Petroleum & Natural Gas - 0.58%
1,002	Devon Energy Corp.	21,934
2,900	Ecopetrol SA ADR	53,099
659	EOG Resources, Inc.	46,723
1,922	Marathon Oil Corp.	22,391
1,026	Noble Energy, Inc.	21,300
188	Pioneer Natural Resources Co.	24,034
		189,481
Cutlery, Handtools & General Hardware - 0.11%
219	Stanley Black & Decker, Inc.	34,545

Department Stores - 0.08%
1,100	Marui Group Co. Ltd. (Japan)	26,468

Diversified Financial Services - 0.16%
1,600	ORIX Corp. (Japan)	26,199
500	Tokyo Century Corp. (Japan)	26,674
		52,873
Drawing & Insulating Nonferrous Wire - 0.08%
880	Corning, Inc.	25,555

E-commerce Discretionary - 0.46%
7,700	Meituan Dianping (China) *	101,515
900	MonotaRO Co. Ltd. ADR	25,461
1,200	Zozo, Inc. (Japan)	23,886
		150,862
Electric & Other Services Combined - 0.52%
492	Alliant Energy Corp.	26,076
367	Ameren Corp.	27,279
423	CMS Energy Corp.	25,930
468	WEC Energy Group, Inc.	41,488
766	Xcel Energy, Inc.	47,101
		167,874
Electric Services - 0.66%
502	Avangrid, Inc.	24,367
857	CenterPoint Energy, Inc.	21,048
268	DTE Energy Co.	33,484
294	Entergy Corp.	34,219

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Electric Services – (Continued)
476	Eversource Energy	$ 39,337
802	FirstEnergy Corp.	38,247
273	Pinnacle West Capital Corp.	23,857
		214,559
Electrical Equipment - 0.28%
800	Murata Manufacturing Co. Ltd. (Japan)	46,362
300	Nidec Corp. (Japan)	44,369
		90,731
Electrical Power Equipment - 0.19%
2,700	Mitsubishi Electric Corp. (Japan)	37,280
700	Toshiba Corp. (Japan)	25,130
		62,410
Electronic Components & Accessories - 0.08%
400	Kyocera Corp. (Japan)	27,211

Electronic Computers - 4.34%
5,200	Apple, Inc.	1,389,700
200	TDK Corp. (Japan)	21,029
		1,410,729
Electronic Equipment, Instruments & Components - 0.15%
900	Azbil Corp. (Japan)	25,487
400	Omron Corp. (Japan)	23,495
		48,982
Engine & Transmission - 0.07%
500	Harmonic Drive Systems, Inc. (Japan)	21,718

Entertainment Content - 0.08%
762	I-Cable Communications Ltd. (Hong Kong) *	6
600	Toho Co. Ltd. (Japan)	24,363
		24,369
Entertainment Facilities - 0.17%
400	Oriental Land Co. Ltd. (Japan)	55,340

Exploration & Production - 0.08%
881	Aker BP ASA (Norway)	25,249

Factory Automation Equipment - 0.12%
200	FANUC Corp. (Japan)	38,193

Finance Services - 0.36%
977	American Express Co.	117,357

Fire, Marine & Casualty Insurance - 0.53%
244	Cincinnati Financial Corp.	26,120
540	The Hartford Financial Services Group, Inc.	33,404
503	Loews Corp.	25,603

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Fire, Marine & Casualty Insurance – (Continued)
867	The Progressive Corp.	$ 63,334
352	WR Berkley Corp.	23,936
		172,397
Flow Control Equipment - 0.08%
800	Nabtesco Corp. (Japan)	24,555

Food & Drug Stores - 0.21%
100	Cosmos Pharmaceutical Corp. (Japan)	20,170
1,000	FamilyMart Co. Ltd. ADR	25,120
600	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	22,911
		68,201
Food & Kindred Products - 0.08%
847	Conagra Brands, Inc.	24,453

Food & Staples Retailing - 0.11%
1,000	Seven & i Holdings Co. Ltd. (Japan)	37,253

Food Products - 0.18%
1,374	Compass Group PLC (United Kingdom)	33,663
1,932	JBS SA ADR	25,773
		59,436
General Building Contractors - Residential Buildings - 0.09%
471	Lennar Corp. Class A	28,095

General Industrial Machinery & Equipment - 0.20%
365	Illinois Tool Works, Inc.	63,630

Gold & Silver Ores - 0.14%
1,194	Newmont Goldcorp Corp.	45,850

Health Care Equipment & Supplies - 0.30%
186	EssilorLuxottica SA (France)	28,891
400	Hoya Corp. (Japan)	36,503
900	Terumo Corp. (Japan)	31,579
		96,973
Health Care Providers & Services - 0.07%
500	PeptiDream, Inc. (Japan) *	22,975

Health Care Supply Chain - 0.13%
1,100	Medipal Holdings Corp. (Japan)	23,594
400	Suzuken Co. Ltd. (Japan)	17,484
		41,078
Heavy Construction Other Than Building Construction - Contractors - 0.15%
618	Hitachi Ltd. ADR	48,637

Home Product Stores - 0.09%
1,300	Ryohin Keikaku Co. Ltd. (Japan)	29,606

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Homebuilders - 0.25%
824	Persimmon PLC (United Kingdom)	$ 27,258
1,600	Sekisui Chemical Co. Ltd. (Japan)	27,843
1,175	Sekisui House Ltd. ADR	25,310
		80,411
Hospital & Medical Service Plans - 1.59%
291	Anthem, Inc.	84,000
400	Cigna Corp.	79,968
154	Humana, Inc.	52,549
1,077	UnitedHealth Group, Inc.	301,420
		517,937
Hotels & Motels - 0.35%
329	Hilton Worldwide Holdings, Inc.	34,545
422	InterContinental Hotels Group PLC ADR	27,316
377	Marriott International, Inc.	52,916
		114,777
Household Appliances - 0.07%
166	Whirlpool Corp.	23,755

Household Audio & Video Equipment - 0.49%
2,951	Panasonic Corp. ADR	27,651
2,051	Sony Corp. ADR	130,197
		157,848
Household Products - 0.29%
600	Kao Corp. (Japan)	47,202
500	Pigeon Corp. (Japan)	23,249
700	Unicharm Corp. (Japan)	22,924
		93,375
Industrial Conglomerates - 0.12%
836	Jardine Strategic Holdings Ltd. ADR	13,334
1,495	KOC Holding AS ADR	25,983
		39,317
Industrial Distribution & Rental - 0.08%
1,000	MISUMI Group, Inc. (Japan)	24,756

Industrial Machinery - 0.08%
300	Hoshizaki Corp. (Japan)	26,227

Infrastructure Construction - 0.16%
664	ACS Actividades de Construccion y Servicios SA (Spain)	25,843
124,000	China Tower Corp. Ltd. (China)	25,346
		51,189
Institutional Brokerage - 0.07%
1,100	SBI Holdings, Inc. (Japan)	22,840

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Insurance - 0.15%
1,500	Dai-ichi Life Insurance Co. (Japan)	$ 24,158
1,507	MS&AD Insurance Group Holdings, Inc. ADR	24,334
		48,492
Insurance Agents Brokers & Services - 0.08%
287	Arthur J Gallagher & Co.	26,768

Internet & Catalog Retail - 0.07%
2,600	Rakuten, Inc. (Japan)	22,540

Internet Based Services - 0.08%
1,100	Kakaku.com, Inc. (Japan)	26,538

Internet Media - 0.19%
1,100	M3, Inc. (Japan)	30,246
9,200	Z Holdings Corp. (Japan)	31,684
		61,930
Internet Software & Services - 1.69%
13,051	Tencent Holdings Ltd. ADR	550,100

IT Services - 0.30%
1,591	Fujitsu Ltd. ADR	29,041
700	Nihon Unisys Ltd. (Japan)	22,509
1,100	Nomura Research Institute Ltd. (Japan)	23,202
600	Otsuka Corp. (Japan)	24,034
		98,786
Laboratory Analytical Instruments - 0.16%
164	Illumina, Inc. *	52,605

Large Pharmaceuticals - 0.29%
2,400	Astellas Pharma, Inc. (Japan)	40,943
300	Chugai Pharmaceutical Co. Ltd. ADR	52,457
		93,400
Life Insurance - 0.49%
443	Ageas (Belgium)	26,695
5,900	Japan Post Holdings Co. Ltd. (Japan)	55,459
427	Lincoln National Corp.	25,214
158	Reinsurance Group of America, Inc.	26,143
52	Swiss Life Holding AG (Switzerland)	25,789
		159,300
Life Science Equipment - 0.06%
300	Sysmex Corp. (Japan)	20,792

Lodging - 0.12%
18,500	Fosun International Ltd. (China)	24,910
100	Nitori Holdings Co. Ltd. (Japan)	15,667
		40,577

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Machinery - 0.34%
1,100	Komatsu Ltd. (Japan)	$ 25,794
1,400	Kubota Corp. (Japan)	21,594
800	Miura Co. Ltd. (Japan)	26,747
1,647	SMC Corp. ADR	37,140
		111,275
Malt Beverages - 0.07%
447	Molson Coors Brewing Co. Class B	22,565

Mass Merchants - 0.08%
1,200	Aeon Co. Ltd. (Japan)	24,478

Measurement Instruments - 0.21%
200	Keyence Corp. (Japan)	68,403

Measuring & Controlling Devices - 0.45%
462	Thermo Fisher Scientific, Inc.	145,045

Medical Devices - 0.09%
1,900	Olympus Corp. (Japan)	28,187

Men's & Boys' Furnishings, Work Clothes, And Allied Garments - 0.13%
461	VF Corp.	40,817

Metal Mining - 0.19%
2,490	Freeport-McMoRan, Inc.	28,336
874	Southern Copper Corp. (Peru)	33,238
		61,574
Metals & Mining - 0.19%
2,291	MMC Norilsk Nickel PJSC ADR	60,207

Metalworking Machinery & Equipment - 0.07%
100	Disco Corp. (Japan)	21,577

Motor Vehicles & Passenger Car Bodies - 1.65%
2,274	Honda Motor Co. Ltd. ADR	63,945
2,700	Mazda Motor Corp. (Japan)	23,925
5,100	Nissan Motor Co. Ltd. (Japan)	31,624
900	Subaru Corp. (Japan)	23,567
600	Suzuki Motor Corp. (Japan)	26,616
205	Tesla Motors, Inc. *	67,638
2,118	Toyota Motor Corp. ADR	296,965
		534,280
Motorcycles, Bicycles & Parts - 0.08%
720	Harley-Davidson, Inc.	26,194

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

National Commercial Banks - 0.34%
1,749	Huntington Bancshares, Inc.	$ 26,043
1,446	KeyCorp	28,038
1,583	Regions Financial Corp.	26,341
579	Zions Bancorp NA	28,823
		109,245
Natural Gas Transmission - 0.12%
1,755	The Williams Cos., Inc.	39,874

Natural Gas Transmission & Distribution - 0.13%
604	ONEOK, Inc.	42,914

Office Electronics - 0.09%
2,700	Ricoh Co. Ltd. (Japan)	27,797

Oil & Gas Filed Machinery & Equipment - 0.07%
1,039	National Oilwell Varco, Inc.	23,429

Operative Builders - 0.09%
724	PulteGroup, Inc.	28,707

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.35%
132	Intuitive Surgical, Inc. *	78,263
235	Zimmer Biomet Holdings, Inc.	34,141
		112,404
Other Hardware - 0.08%
1,500	Sunny Optical Technology Group Co. Ltd. (China)	24,585

P&C Insurance - 0.22%
526	CNA Financial Corp.	23,523
900	Tokio Marine Holdings, Inc. (Japan)	48,934
		72,457
Packaged Food - 0.42%
1,400	Ajinomoto Co., Inc. (Japan)	23,327
600	House Foods Group, Inc. (Japan)	20,800
500	Kikkoman Corp. (Japan)	25,121
300	Meiji Holdings Co. Ltd. (Japan)	20,389
300	Nissin Foods Holdings Co. Ltd. (Japan)	22,472
600	Toyo Suisan Kaisha Ltd. (Japan)	25,870
		137,979
Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.11%
272	PPG Industries, Inc.	35,044

Paperboard Containers & Boxes - 0.08%
669	Westrock Co.	26,981

Perfumes, Cosmetics & Other Toilet Preparations - 0.21%
1,003	Colgate-Palmolive Co.	68,023

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Personal Credit Institutions - 0.12%
100	Nintendo Co. Ltd. (Japan)	$ 38,687

Petroleum Refining - 0.09%
448	Hess Corp.	27,816

Pharmaceutical Preparations - 2.45%
2,074	Abbott Laboratories	177,223
1,683	AbbVie, Inc.	147,650
253	Alexion Pharmaceuticals, Inc. *	28,827
2,668	Bristol-Myers Squibb Co.	151,916
122	Regeneron Pharmaceuticals, Inc. *	45,018
4,080	Takeda Pharmaceutical Co. Ltd. ADR	82,824
2,706	Teva Pharmaceutical Industries Ltd. ADR *	28,197
302	Vertex Pharmaceuticals, Inc. *	66,969
563	Zoetis, Inc.	67,853
		796,477
Pharmaceuticals - 0.36%
800	Daiichi Sankyo Co. Ltd. (Japan)	50,147
500	Eisai Co. Ltd. (Japan)	37,042
700	Otsuka Holdings Co. Ltd. (Japan)	30,527
		117,716
Photographic Equipment & Supplies - 0.23%
1,742	Canon, Inc. ADR	48,149
448	Seagate Technology PLC	26,737
		74,886
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.08%
340	Eastman Chemical Co.	26,646

Poultry Slaughtering And Processing - 0.12%
446	Tyson Foods, Inc. Class A	40,091

Power Generation - 0.08%
835	Uniper SE (Germany)	26,954

Precious Metal Mining - 0.09%
2,100	Anglo American Platinum Ltd. ADR	29,011

Private Equity - 0.08%
1,772	3i Group PLC (United Kingdom)	24,542

Professional Services - 0.23%
2,100	Recruit Holdings Co. Ltd. (Japan)	76,005

Radio Broadcasting Stations - 0.11%
5,109	Sirius XM Holdings, Inc.	35,661

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Radio Telephone Communications - 0.32%
2,792	Mobile TeleSystems PJSC ADR	$ 26,356
994	T-Mobile US, Inc.	78,079
		104,435
Railroads, Line-Haul Operating - 0.72%
906	CSX Corp.	64,815
190	Kansas City Southern	28,960
805	Union Pacific Corp.	141,672
		235,447
Real Estate Management & Development - 0.43%
800	Daiwa House Industry Co. Ltd. (Japan)	24,474
1,683	Mitsubishi Estate Co. Ltd. ADR	30,866
1,200	Mitsui Fudosan Co. Ltd. (Japan)	29,850
1,000	Nomura Real Estate Holdings, Inc. (Japan)	24,162
6,000	Sunac China Holdings Ltd. (China)	29,242
		138,594
Real Estate Owners & Development - 0.05%
500	Sumitomo Realty & Development Co. Ltd. (Japan)	17,420

Real Estate Services - 0.15%
7,000	Country Garden Services Holdings Co. Ltd. (China)	22,625
1,000	Relo Group, Inc. (Japan)	26,464
		49,089
Refuse Systems - 0.17%
503	Waste Management, Inc.	56,794

Restaurants - 0.17%
7,000	Haidilao International Holding Ltd. (China)	29,421
500	McDonald's Holdings Co. (Japan) Ltd. (Japan)	24,710
		54,131
Retail-Auto & Home Supply Stores - 0.12%
87	OReilly Automotive, Inc. *	38,478

Retail-Building Materials, Hardware, Garden Supply - 0.19%
106	The Sherwin-Williams Co.	61,812

Retail-Catalog & Mail-Order Houses - 3.17%
572	Amazon.com, Inc. *	1,030,058

Retail-Eating & Drinking Places - 0.38%
1,428	Starbucks Corp.	121,994

Retail-Eating Places - 0.73%
899	McDonald's Corp.	174,838
607	Yum China Holdings, Inc. (China)	27,024
358	Yum! Brands Inc.	36,040
		237,902

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2019

Shares		Value

Retail-Family Clothing Stores - 0.41%
422	Ross Stores, Inc.	$ 49,015
1,391	The TJX Cos., Inc	85,032
		134,047
Retail-Jewelry Stores - 0.11%
268	Tiffany & Co.	35,858

Retail-Lumber & Other Building Materials Dealers - 1.18%
1,260	The Home Depot, Inc.	277,843
889	Lowe's Cos., Inc.	104,289
		382,132
Retail-Radio TV & Consumer Electronics Stores - 0.10%
388	Best Buy Co., Inc.	31,288

Retail-Retail Stores - 0.17%
1,700	JD.com, Inc. ADR *	55,505

Retail-Variety Stores - 0.15%
302	Dollar General Corp.	47,523

Road & Rail - 0.15%
2,483	Central Japan Railway Co. ADR	50,181

Rubber & Plastics Footwear - 0.42%
1,466	NIKE, Inc.	137,056

Search, Detection, Navigation, Guidance, Aeronautical Systems - 0.19%
271	Garmin Ltd. (Switzerland)	26,474
500	Shiseido Co. Ltd. (Japan)	36,106
		62,580
Security and Commodity Exchanges - 0.17%
1,026	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	32,401
1,400	Japan Exchange Group, Inc. (Japan)	23,800
		56,201
Security Brokers, Dealers & Flotation Companies 0.33%
1,491	The Charles Schwab Corp.	73,804
626	TD Ameritrade Holding Corp.	32,446
		106,250
Semiconductor Devices - 0.24%
7,900	Renesas Electronics Corp. (Japan)	51,455
300	Rohm Co. Ltd. (Japan)	25,213
		76,668
Semiconductor Manufacturing - 0.08%
500	Advantest Corp. (Japan)	24,436

The accompanying notes are an integral part of these financial statements.

Shares		Value

Semiconductors & Related Devices - 1.77%
424	Analog Devices, Inc.	$ 47,891
1,076	Applied Materials, Inc.	62,300
400	Broadcom, Inc.	126,484
1,271	Micron Technology, Inc. *	60,385
690	NVIDIA Corp.	149,551
1,080	Texas Instruments, Inc.	129,827
		576,438
Semiconductors & Semiconductor Equipment - 0.13%
200	Tokyo Electron Ltd. (Japan)	41,290

Services-Advertising - 0.27%
3,084	Naspers Ltd. ADR	87,863

Services-Advertising Agencies - 0.08%
309	Omnicom Group, Inc.	24,559

Services-Business Services - 5.71%
3,632	Alibaba Group Holding Ltd. ADR *	726,400
992	eBay, Inc.	35,236
717	Fidelity National Information Services, Inc.	99,054
1,193	Mastercard, Inc.	348,630
179	NetEase, Inc. ADR	56,442
1,385	PayPal Holdings, Inc. *	149,594
907	Pinduoduo, Inc. ADR *	32,607
2,054	Visa, Inc. Class A	378,984
1,077	The Western Union Co.	28,950
		1,855,897
Services-Commercial Physical & Biological Research - 0.09%
319	Incyte Corp. *	30,037

Services-Computer Integrated Systems Design - 0.08%
364	Cerner Corp.	26,059

Services-Computer Processing & Data Preparation - 0.64%
512	Automatic Data Processing, Inc.	87,439
712	DXC Technology Co.	26,579
803	Fiserv, Inc.	93,341
		207,359
Services-Computer Programming Services - 0.13%
635	Cognizant Technology Solutions Corp. Class A	40,710

Services-Computer Programming, Data Processing, Etc. - 4.94%
344	Alphabet, Inc. Class A *	448,607
398	Alphabet, Inc. Class C *	519,374
383	Baidu, Inc. ADR *	45,397
2,794	Facebook, Inc. Class A *	563,382
600	LINE Corp. ADR *	28,140
The accompanying notes are an integral part of these financial statements.		1,604,900
Shares		Value

Services-Consumer Credit Reporting, Collection Agencies - 0.40%
225	Moody's Corp.	$ 51,001
292	S&P Global, Inc.	77,278
		128,279
Services-Education Services - 0.08%
223	New Oriental Education & Technology Group, Inc. ADR *	27,001

Services-General Medical & Surgical Hospital - 0.16%
384	HCA Healthcare, Inc.	53,245

Services-Management Consulting Services - 0.08%
300	CGI, Inc. (Canada) *	24,942

Services-Medical Laboratories - 0.08%
239	Quest Diagnostics, Inc.	25,465

Services-Miscellaneous Amusement & Recreation - 1.05%
100	Hikari Tsushin, Inc. (Japan)	23,313
2,096	The Walt Disney Co.	317,712
		341,025
Services-Prepackaged Software - 6.50%
869	Activision Blizzard, Inc.	47,647
564	Adobe, Inc. *	174,575
224	Check Point Software Technologies Ltd. (Israel) *	26,405
334	Electronic Arts, Inc. *	33,737
308	Intuit, Inc.	79,738
8,897	Microsoft Corp.	1,346,828
3,818	Oracle Corp.	214,343
1,000	Salesforce.com, Inc. *	162,890
165	Vmware, Inc. Class	25,677
		2,111,840
Services-Video Tape Rental - 0.49%
507	Netflix, Inc. *	159,533

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.19%
337	Ecolab, Inc.	62,908

Software - 0.08%
505	Nintendo Co. Ltd. ADR	24,437

Specialty Chemicals - 0.14%
400	Nippon Paint Holdings Co. Ltd. (Japan)	21,339
1,200	Teijin Ltd. (Japan)	22,571
		43,910
Specialty Pharmaceuticals - 0.12%
8,000	CSPC Pharmaceutical Group Ltd. (China)	18,212
300	Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	22,143
		40,355

The accompanying notes are an integral part of these financial statements.

Shares		Value

Specialty Retail - 0.27%
414	Fast Retailing Co. Ltd. ADR	$ 25,266
100	Fast Retailing Co. Ltd. (Japan)	60,921
		86,187
State Commercial Banks - 0.35%
718	Ally Financial, Inc.	22,861
693	Citizens Financial Group, Inc.	26,653
1,057	Fifth Third Bancorp	31,911
314	Northern Trust Corp.	33,673
		115,098
Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.08%
481	Nucor Corp.	27,109

Surgical & Medical Instruments & Apparatus - 1.23%
655	3M Co.	111,199
597	Baxter International, Inc.	48,936
311	Becton Dickinson & Co.	80,393
1,636	Boston Scientific Corp. *	70,757
438	Stryker Corp.	89,729
		401,014
Technology Hardware, Storage & Peripherals - 0.07%
500	FUJIFILM Holdings Corp. (Japan)	23,623

Telecom Carriers - 1.02%
2,900	Kddi Corp. (Japan)	83,157
2,500	Nippon Telegraph & Telephone Corp. (Japan)	126,223
4,400	NTT DOCOMO, Inc. ADR	120,758
		330,138
Telephone Communications (No Radio Telephone) - 0.41%
3,204	America Movil SAB de CV ADR	48,989
2,005	CenturyLink, Inc.	29,052
9,180	Sprint Corp.	54,346
		132,387
Television Broadcasting Stations - 0.09%
599	Liberty Media Corp-Liberty SiriusXM *	29,057

Tobacco - 0.16%
2,300	Japan Tobacco, Inc. (Japan)	52,411

Trading Companies & Distributors - 0.38%
2,000	ITOCHU Corp. (Japan)	43,629
2,100	Mitsubishi Corp. (Japan)	54,980
1,628	Sumitomo Corp. ADR	24,531
		123,140

The accompanying notes are an integral part of these financial statements.

Shares		Value

Transit Services - 0.75%
400	East Japan Railway Co. (Japan)	$ 36,796
600	Hankyu Hanshin Holdings, Inc. (Japan)	25,761
500	Keihan Holdings Co. Ltd. (Japan)	24,436
1,300	Keikyu Corp. (Japan)	26,732
400	Kintetsu Group Holdings Co. Ltd. (Japan)	22,618
1,100	Odakyu Electric Railway Co. Ltd. (Japan)	27,041
800	Tobu Railway Co. Ltd. (Japan)	29,269
1,400	Tokyu Corp. (Japan)	27,611
251	West Japan Railway Co. ADR	22,141
		242,405
Transport Support Services - 0.10%
600	Japan Airport Terminal Co. Ltd. (Japan)	31,187

Trucking & Courier Services (No Air) - 0.08%
1,155	ZTO Express (Cayman), Inc. ADR	24,578

Utility Networks - 0.30%
2,200	ENN Energy Holdings Ltd. (China)	23,889
13,763	Hong Kong & China Gas Co. Ltd. (Hong Kong)	26,233
600	Toho Gas Co. Ltd. (Japan)	22,664
1,988	Tokyo Gas Co. Ltd. ADR	24,433
		97,219
Wholesale-Drugs Proprietaries & Druggists' Sundries - 0.16%
245	AmerisourceBergen Corp.	21,538
216	McKesson Corp.	31,242
		52,780
Wholesale-Groceries & Related Products - 0.15%
587	Sysco Corp.	47,283

Wholesale-Motor Vehicle Supplies & New Parts - 0.08%
257	Genuine Parts Co.	26,823

Wholesale-Petroleum & Petroleum Products (No Bulk Stations) - 0.12%
114	Mitsui & Co. Ltd. ADR	40,495

Wireless Telecommunication Services - 0.30%
2,500	SoftBank Group Corp. (Japan)	97,128

TOTAL COMMON STOCKS (Cost - $24,078,784) - 78.25%		$25,412,971

EXCHANGE TRADED FUNDS - 17.96%
1,550	Amundi Cac 40 UCITS ETF DR (France)	148,289
104	iShares Canadian Value Index ETF (Canada)	2,093
512	iShares China Index ETF	10,076
3,392	iShares China Large-Cap ETF	138,869
3,940	iShares Core FTSE 100 UCITS ETF (Ireland)	37,154

The accompanying notes are an integral part of these financial statements.

Shares		Value

EXCHANGE TRADED FUNDS – (Continued)
9,522	iShares MSCI Brazil Capped ETF	$ 404,399
1,699	iShares MSCI Chile Capped ETF	50,953
56	iShares MSCI Denmark ETF	3,654
899	iShares MSCI Germany ETF	26,017
34,812	iShares MSCI India ETF	1,199,622
5,539	iShares MSCI Indonesia ETF	133,102
875	iShares MSCI Italy Capped ETF	25,279
7,273	iShares MSCI Malaysia ETF	200,298
3,090	iShares MSCI Mexico Capped ETF	134,477
3,362	iShares MSCI Philippines ETF	114,174
1,183	iShares MSCI Poland Capped ETF	24,831
5,411	iShares MSCI Qatar ETF	94,693
4,587	iShares MSCI Russia Capped ETF	190,727
13,060	iShares MSCI South Korea Capped ETF	763,618
15,052	iShares MSCI Taiwan ETF	593,801
2,176	iShares MSCI Thailand Capped ETF	190,269
5,916	iShares MSCI UAE ETF	79,452
2	Lyxor IBEX 35 DR UCITS ETF (France)	204
57,764	TOPIX Exchange Traded Fund (Japan)	927,123
1,045	SPDR S&P/ASX 200 Fund (Australia)	45,207
2,119	VanEck Vectors Russia ETF	51,407
1,063	Vanguard Growth ETF	188,576
224	Vanguard Mid-Cap Value ETF	26,213
200	Xtrackers DAX UCITS ETF (Germany) *	28,134
TOTAL EXCHANGE TRADED FUNDS (Cost - $5,785,695) - 17.96%		$ 5,832,711

REAL ESTATE INVESTMENT TRUSTS - 2.74%
5	Activia Properties, Inc. (Japan)	25,806
7	Advance Residence Investment Corp. (Japan)	22,605
526	American Tower Corp.	112,580
2,910	Annaly Capital Management, Inc.	27,150
165	AvalonBay Communities, Inc.	35,378
233	Covivio (France)	22,291
491	Crown Castle International Corp.	65,627
9	Daiwa House REIT Investment Corp. (Japan)	24,615
3	Daiwa Office Investment Corp. (Japan)	22,527
308	Digital Realty Trust, Inc.	37,253
99	Equinix, Inc.	56,118
18	GLP J-Reit (Japan)	23,941
41	Invincible Investment Corp. (Japan)	24,382
746	Iron Mountain, Inc.	23,961
32	Japan Hotel REIT Investment Corp. (Japan)	26,221
5	Japan Prime Realty Investment Corp. (Japan)	22,769
3	Kenedix Office Investment Corp. (Japan)	22,719
200	Mid-America Apartment Communities, Inc.	27,222

The accompanying notes are an integral part of these financial statements.

Shares		Value

REAL ESTATE INVESTMENT TRUSTS – (Continued)
9	Nippon Prologis REIT, Inc. (Japan)	$ 24,147
12	Orix JREIT, Inc.	26,385
478	Realty Income Corp.	36,629
2,394	Segro PLC (United Kingdom)	27,675
27	Sekisui House Reit, Inc. (Japan)	23,875
350	Simon Property Group, Inc.	52,923
528	UDR, Inc.	25,370
2,656	VEREIT, Inc.	25,923
401	Vornado Realty Trust	25,893
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost - $900,755) - 2.74%		$ 891,985

MONEY MARKET FUND - 1.01%
326,986	Invesco Short-Term Investments Trust Treasury Portfolio - Institutional Class 1.00% (Cost - $326,986)	$ 326,986

	Total Investments (Cost - $31,092,220) - 99.96%	$ 32,464,653

	Other Assets Less Liabilities - 0.04%	11,938

	Net Assets - 100.00%	$ 32,476,591

* Non-Income Producing Security.

** Variable Rate Security: the Yield Rate shown represents the rate at November 30, 2019.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

As of November 30, 2019, the breakout of the Fund's portfolio by country was as follows:
Country	% of Net Assets
Australia	0.14%
Belgium	0.08%
Canada	0.08%
China	1.09%
France	0.63%
Germany	0.17%
Hong Kong	0.35%
Ireland	0.11%
Israel	0.08%
Italy	0.08%
Japan	16.36%
Norway	0.16%
Peru	0.18%
Singapore	0.17%
South Africa	0.08%
Spain	0.08%
Switzerland	0.16%
Thailand	0.08%
United Kingdom	0.43%
United States	79.45%
99.96%

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2019

Assets:
Investments in Securities at Value (Cost $31,092,220)	$ 32,464,653
Cash Denominated in Foreign Currencies (Cost $0)	203
Receivables:
Dividends and Interest	34,566
Shareholder Subscription	297
Prepaid Expenses	14,449
Total Assets	32,514,168
Liabilities:
Payables:
Adviser Fees	13,356
Due to Administrator	1,067
Trustee Fees	293
Other Accrued Expenses	22,861
Total Liabilities	37,577
Net Assets	$ 32,476,591

Net Assets Consist of:
Paid In Capital	$ 30,716,025
Distributable Earnings	1,760,566
Net Assets	$ 32,476,591

Net Asset Value Per Share

Institutional Class
Net Assets	$ 32,476,591
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)	2,741,592
Net asset value and offering price per share	$ 11.85
Minimum Redemption price per share (a)	$ 11.61

(a) A redemption fee of 2.00% is imposed in the event of certain redemption transactions occurring within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

STATEMENT OF OPERATIONS

For the year ended NOVEMBER 30, 2019

Investment Income:
Dividends (a)	$ 637,251
Interest	86,664
Total Investment Income	723,915

Expenses:
Advisory Fees	237,603
Administrative Fees	5,966
Interest Expense	338
Transfer Agent Fees	48,020
Registration Fees	37,702
Audit Fees	18,256
Legal Fees	12,701
Custody Fees	30,997
Printing Fees	330
Compliance Officer Fees	6,017
Trustee Fees	2,372
NASDAQ Fees	401
Other Fees	5,377
Total Expenses	406,080
Fees Waived and/or Expenses Reimbursed by the Adviser	(120,618)
Net Expenses	285,462

Net Investment Income	438,453

Realized and Unrealized Gain on Investments and Foreign Currency:
Net Realized Gain on Investments and Foreign Currency Transactions	108,071
Capital Gain Distributions from Underlying Funds	4,862
Net Change in Unrealized Appreciation on Investments	1,573,782
Net Realized and Unrealized Gain on Investments and Foreign Currency	1,686,715

Net Increase in Net Assets Resulting from Operations	$ 2,125,168

(a) Net of foreign withholding taxes of $18,697.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	11/30/2019	11/30/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 438,453	$ 220,933
Net Realized Gain on Investments and Foreign Currency Transactions	108,071	853,095
Capital Gain Distributions from Underlying Funds	4,862	2,059
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,573,782	(2,678,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,125,168	(1,602,804)

Distributions to Shareholders:
Distributions:	(1,133,573)	(1,199,028)*
Total Distributions Paid to Shareholders	(1,133,573)	(1,199,028)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	1,313,980	1,624,155
Proceeds from Reinvestment of Distributions
Institutional Class	1,128,688	1,101,247
Cost of Shares Redeemed:
Institutional Class	(4,034,007)	(2,817,733)
Redemption Fees	-	-
Net Decrease in Net Assets from Capital Share Transactions	(1,591,339)	(92,331)

Net Decrease in Net Assets	(599,744)	(2,894,163)

Net Assets:
Beginning of Year	33,076,335	35,970,498

End of Year	$32,476,591	$33,076,335

Share Activity
Institutional Class:
Shares Sold	115,411	132,228
Shares Reinvested	102,608	90,192
Shares Redeemed	(358,016)	(230,374)
Net Decrease in Shares of Beneficial Interest Outstanding	(139,997)	(7,954)

* For the year ended November 30, 2018, Net Investment Income distributions were $160,773, and Net Realized Gain distributions were $1,038,255.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	Years Ended
	11/30/2019	11/30/2018	11/30/2017	11/30/2016	11/30/2015

Net Asset Value, at Beginning of Year	$ 11.48	$ 12.45	$ 10.31	$ 9.94	$ 11.72

Income From Investment Operations:
Net Investment Income *	0.16	0.08	0.07	0.02	0.11
Net Gain (Loss) on Investments (Realized and Unrealized)	0.60	(0.63)	2.11	0.45	(1.72)(c)
Total from Investment Operations	0.76	(0.55)	2.18	0.47	(1.61)

Distributions:
Net Investment Income	(0.09)	(0.06)	(0.04)	(0.10)	(0.17)
Net Realized Gains	(0.30)	(0.36)	-	-	-
Total from Distributions	(0.39)	(0.42)	(0.04)	(0.10)	(0.17)

Redemption Fees	-	-	- †	-	-

Net Asset Value, at End of Year	$ 11.85	$ 11.48	$ 12.45	$ 10.31	$ 9.94

Total Return **	6.92%	(4.63)%	21.27%	4.83%	(13.92)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 32,477	$ 33,076	$ 35,970	$ 20,859	$ 20,475
Before Waiver
Ratio of Expenses to Average Net Assets (a)	1.28%	1.36%	1.53%(d)	1.63%	1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (b)	1.00%	0.17%	0.14%	(0.48)%	0.23%
After Waiver
Ratio of Expenses to Average Net Assets (a)	0.90%	0.90%	1.05%(d)	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets (a) (b)	1.38%	0.63%	0.62%	0.24%	0.96%
Portfolio Turnover	465%	474%	341%	520%	457%

(a) Does not include expenses of underlying investment companies in which the Fund invests.

(b) Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by underlying investment companies in which the Fund invests.

(c) The amount of net gain or loss on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

(d) For the year ended November 30, 2017, 0.15% of expenses were attributable to legal fees for the Fund's reorganization, into MSS Series Trust and therefore were extraordinary and outside of the expense limitation agreement.

† Amount is less than $0.005.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the advisor not reimbursed expenses/waived fees during the period.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2019

1.  ORGANIZATION

The CCA Aggressive Return Fund (the "Fund") is a diversified series of the MSS Series Trust (the "Trust") and commenced operations on December 26, 2012.  The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the "Trust Agreement").  The Trust Agreement permits the Board of Trustees (the "Board" or "Trustees") to authorize and issue an unlimited number of shares, without par value, of beneficial interest of each separate series.  There are currently four separate series offered by the Trust.  The investment adviser to the Fund is Checchi Capital Advisers, LLC ("CCA" or "Adviser").

The Fund’s investment objective is to provide long-term total return.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The following is a summary of significant accounting policies used in preparing the financial statements.  The Trust follows the accounting and reporting requirements of the Financial Accounting Standards Board (“FASB) under Accounting Standards Codification ("ASC") topic 946 “Financial Services – Investment Companies” and Accounting Standards Update ("ASU") 2013-08.

SECURITY VALUATIONS:

Processes and Structure

The Board has adopted guidelines for valuing securities including circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing Policy

The Board has adopted guidelines for fair value pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser ("Fair Value Pricing"), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily

CCA AGGRESSIVE RETURN FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2019

available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (common stocks, exchange traded funds, and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

U.S. government obligations. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short-term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of November 30, 2019, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of May 31, 2019 (Total)
Assets
Common Stocks	$ 25,412,971	$ -	$ -	$ 25,412,971
Exchange Traded Funds	5,832,711	-	-	5,832,711
Real Estate Investment Trusts	891,985	-	-	891,985
Money Market Funds	326,986	-	-	326,986
Total	$ 32,464,653	$ -	$ -	$ 32,464,653

During the year ended November 30, 2019, there were no transfers between Level 1, 2, or 3 in the Fund. The Fund did not hold any Level 3 securities during the period presented.  For a further breakdown of each investment by industry type, please refer to the Fund’s Schedule of Investments.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2019) or expected to be taken in the Fund’s 2019 tax return. The Fund identifies their major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2019, the Fund did not incur any interest or penalties.

SHARE VALUATION:  The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding for the Fund to determine the NAV of each share class.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

REDEMPTION FEES: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee of 2.00% on shares redeemed within 60 days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is applied uniformly in all cases.  There were no redemption fees collected by the Fund during the year ended November 30, 2019.

FOREIGN CURRENCY TRANSLATION:  The books and records of the Fund are maintained in U.S. dollars.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS: The Fund maintains its cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash deposits.

3.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Checchi Capital Advisers, LLC, serves as the Fund’s investment adviser.  Pursuant to a management agreement, the Fund pays CCA, on a monthly basis, an annual advisory fee equivalent to 0.75% of the Fund's average daily net assets. During the year ended November 30, 2019, the Adviser earned $237,603 in management fees from the Fund.  During the year ended November 30, 2019, the Adviser waived management fees of $120,618.  At November 30, 2019, the Fund owed the Adviser $13,356.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through April 1, 2020, to ensure that the total annual operating expenses of the Fund, after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 0.90% of the average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the waiver or reimbursement occurs, if such recoupment is approved by the Board. The Fund may only make a repayment to the Adviser if such repayment does not cause the Fund’s expenses to exceed both 1) the expense cap in place of the time the expenses were waived, and 2) the Fund’s current expense cap.  This agreement may be terminated only by the Board, on 60 days written notice to the Adviser.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.  As of November 30, 2019, expense waivers and reimbursements subject to recoupment were as follows:

Recoverable Through	Amount Recoverable
November 30, 2020	$134,275
November 30, 2021	$160,644
November 30, 2022	$120,618

TRANSFER AGENT: An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC ("MSS"), the Fund’s transfer agent and fund accountant.  MSS receives an annual fee from the Fund of $11.50 per shareholder for transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund. The fund accounting fees range from $22,200 to $70,540 depending on the average net assets of the Fund.  For year ended November 30, 2019, MSS earned $48,020 from the Fund for transfer agent and accounting services. As of November 30, 2019, the Fund owes MSS $3,906 for transfer agent and accounting services.

ADMINISTRATOR AND CCO: The Trust, on behalf of the Fund, also entered into Administration and Compliance Agreements with Empirical Administration, LLC ("Empirical") which provides for administration and compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of MSS.  Mr. Pokersnik serves as the Chief Compliance Officer and an officer of the Trust.  For the services Empirical provides under the Administration and Compliance Agreements Empirical receives a monthly fee of $1,000 from the Fund.  For the year ended November 30, 2019, Empirical earned $11,983 for these services.  As of November 30, 2019, the Fund owed Empirical $1,067.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of MSS.  Mr. Getts is the president and owner of the Underwriter.  For the year ended November 30, 2019, the Fund paid the Underwriter $14,128 for its services.

4.  SHARES OF BENEFICIAL INTEREST

The Trust Agreement permits the Board to issue an unlimited number of shares of beneficial interest of separate series without par value.  As of November 30, 2019, paid in capital amounted to $30,716,025 for the Fund.

5.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments and U.S. Treasuries, for the year ended November, 2019, were as follows:

Purchases	$ 137,997,453
Sales	$ 132,998,391

U.S. Treasury transactions for the year ended November 30, 2019, were as follows:

Purchases	$ 7,673,086
Sales	$ 14,719,921

6.  FEDERAL INCOME TAX

For federal Income Tax purposes, the cost of investments owned as of November 30, 2019 is $31,488,590.  As of November 30, 2019, the gross unrealized appreciation on a tax basis totaled $1,298,204 and the gross unrealized depreciation totaled $321,938 for a net unrealized appreciation of $976,266.

Cost basis differences between financial reporting basis and tax-basis are primarily attributable to wash sales.

As of November 30, 2019 the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation

$    976,266

Undistributed capital gain

          4,684

Undistributed ordinary income

      779,616

Total

$ 1,760,566

For the year ended November 30, 2019, the fund paid an ordinary income distribution of $1,133,573.

For the year ended November 30, 2018, the fund paid an ordinary income distribution of $1,193,249 and a capital gain distribution of $5,779.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of November 30, 2019, Charles Schwab, Inc. held in omnibus accounts for the benefit of others approximately 91% of the voting securities of the Fund and may be deemed to control the Fund.

8.  CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

9.  LINE OF CREDIT

The Fund has a secured $1,600,000 bank line of credit with U.S. Bank; all borrowings under the arrangement bear interest at the prime rate.  At November 30, 2019, the prime rate was 4.75%. The Fund had total borrowings of $369,000 during the year ended November 30, 2019 and paid a total of $338 in related interest charges.  At the time of the borrowings, the prime rate was 5.50%.  The line of credit is collateralized by publicly traded stock held by the Fund. As of November 30, 2019, the outstanding balance was $0.

10.  SUBSEQUENT EVENTS

On December 27, 2019, the Fund paid shareholders of record at December 26, 2019, a net investment income distribution of $340,454, equivalent to $0.126658 per share, a short-term capital gain distribution of $471,716, equivalent to $0.175491 per share, and a long-term capital gain distribution of $4,682, equivalent to $0.001742. Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

NOTE 11.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Shareholders and Board of Trustees

  of CCA Aggressive Return Fund, a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CCA Aggressive Return Fund (the “Fund”), a series of MSS Series Trust, including the schedule of investments in securities, as of November 30, 2019 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the three years in the period then ended.  The financial highlights for the two years ended November 30, 2016 were audited by other auditors whose report dated January 27, 2017, contained an unmodified opinion on the financial statements and financial highlights.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the CCA Aggressive Return Fund, a series of MSS Series Trust as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and the financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of November 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017

Abington, Pennsylvania

January 28, 2020

CCA AGGRESSIVE RETURN FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the Fund, you incur ongoing costs which consist of, management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2019 through November 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2019	November 30, 2019	June 1, 2019 to November 30, 2019

Actual	$1,000.00	$1,074.34	$4.68
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.56	$4.56

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CCA AGGRESSIVE RETURN FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2019 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ending June 30, are available without charge upon request by (1) calling the Fund at 1-800-595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund's first and third fiscal quarters end on the last day of February and August. The Fund's Form N-Q’s are available on the SEC’s website at http://sec.gov. You may also obtain copies by calling the Fund at 1-800-595-4866.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-595-4866.

Management Agreement Renewal

At a meeting held on July 11, 2019, Counsel reviewed a memorandum provided to the Trustees entitled “Duties of Trustees with Respect to Approval and Renewal of Investment Advisory Contract” which highlights the Trustees’ duties when considering the Management Agreement renewal.  Counsel reminded the Trustees that their review must include a discussion and a conclusion with respect to each of the following items:  (1) investment performance of the Fund and the Adviser; (2) the nature, extent and quality of services provided to the Fund; (3) costs of the services and profits of the Adviser (including any affiliates); (4) economies of scale realized as the Fund grows; and (5) whether fees indicate that the Fund benefits or shares in the economies of scale.  The Trustees' review was informed by a memorandum provided by the Adviser as well as by supplemental information provided by the Adviser.  As part of its deliberations, the Board also considered and relied upon the information about the Fund and the Adviser that the Trustees had received throughout the year as part of their ongoing oversight of the Fund and its operations.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was founded in 2007 and had approximately $789 million in assets under management servicing mutual funds, pooled investment vehicles, charitable trusts, and separately managed accounts. They reviewed the background information of key adviser personnel responsible for servicing the Fund, noting that there were no changes to any of the key personnel since they last considered renewal of the adviser’s agreement with the Trust. The Trustees considered that the adviser monitored compliance with the Fund’s investment limitations

CCA AGGRESSIVE RETURN FUND

ADDITIONAL INFORMATION (CONTINUED)

NOVEMBER 30, 2019 (UNAUDITED)

by using semi-monthly and monthly reports to ensure that the Fund’s holdings aligned with the Fund’s strategy.  The Trustees noted the adviser’s long history and the depth of experience of the investment team. They agreed the adviser was well staffed with adequate resources to support the Fund. They expressed appreciation for the adviser’s long history in asset management and adherence to the disciplined investment process it had employed over that history. The Trustees concluded that the adviser had provided quality service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s investment objective and strategy. They noted that the Fund had outperformed its peer group and Morningstar category while underperforming its benchmark for the one-year period. They further noted that the Fund underperformed all comparison groups with the exception of its peer group for the five-year and since inception periods. The Trustees concluded that the adviser was performing in accordance with the Fund’s stated objective and strategy as disclosed in the prospectus and agreed to continue to monitor performance.

Fees and Expenses.  The Trustees noted that the Fund’s advisory fee was 0.85% which was lower than the Morningstar category average of 0.77% and higher than its peer group average of 0.56%. They further noted that the Fund’s expense ratio of 1.45% was higher than both its peer group and Morningstar category averages. They further noted that the adviser had entered into an expense limitation agreement with the Fund and intended to renew it for an additional year. After considering the complexity of the Fund’s strategy, the Trustees concluded that the advisory fee was not unreasonable.

Profitability.  The Trustees reviewed the profitability analysis provided by the adviser, noting that the adviser realized a loss in connection with its relationship to the Fund. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the adviser’s relationship with the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. The Trustees noted the adviser expected continued asset growth in the Fund and agreed to revisit the matter if the Fund continued to grow.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the Fund’s advisory fee was not unreasonable and that approval of the agreement was in the best interests of the shareholders of the Fund.

CCA AGGRESSIVE RETURN FUND

TRUSTEES AND OFFICERS

NOVEMBER 30, 2019 (UNAUDITED)

 The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1980	Trustee	Indefinite/ October 2016- present	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005	4	None
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1950	Trustee	Indefinite/ October 2016 - present	November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities; June 2002-November 2013: Senior Federal Security Director for U.S. Department of Homeland Security	4	None

1The "Fund Complex" consists of the MSS Series Trust.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Gregory B. Getts [1] 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1957	Trustee	Indefinite/ October 2016 - present	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012.	4	None
Brandon M. Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1978	Treasurer, Secretary and Chief Compliance Officer	Indefinite/ October 2016 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	NA	NA

1 Gregory B. Getts is considered an "Interested" Trustee as defined in the 1940 Act because he is an officer of the Trust and President/owner of the Fund's distributor.

2 The "Fund Complex" consists of the MSS Series Trust.

The Independent Trustees are paid $300 each for quarterly board meetings.

CCA AGGRESSIVE RETURN FUND

TRUSTEES AND OFFICERS

NOVEMBER 30, 2019 (UNAUDITED)

INVESTMENT ADVISER

Checchi Capital Advisers, LLC

9720 Wilshire Boulevard, Suite 400

Beverly Hills, CA  90212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

US Bancorp Fund Services, LLC

1555 N. River Center Drive

Milwaukee, WI  53212

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Adviser

FY 2019

$ 13,900

$ 0

FY 2018

$ 13,000

$ 0

(b)

Audit-Related Fees

Registrant

Adviser

FY 2019

$ 0

$ 0

FY 2018

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2019

$ 2,750

$ 0

FY 2018

$ 2,750

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2019

$ 0

$ 0

FY 2018

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2019

$ 2,750

FY 2018

$ 2,750

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date:  February 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date:  February 5, 2020

By /s/ Brandon M. Pokersnik

      Brandon M. Pokersnik

      Secretary

Date:  February 5, 2020